Equity	12 Months Ended
Dec. 31, 2015
Equity [Abstract]
Equity Note [Text Block]
Equity
Common Stock
In April 2014, we completed an initial public offering (IPO) of our common stock. All proceeds from the offering were obtained by the U.S. Department of the Treasury (Treasury) as the single selling stockholder. In connection with the IPO, we effected a 310-for-one stock split on shares of our common stock, $0.01 par value per share. Accordingly, all references in the Consolidated Financial Statements to share and per share amounts relating to common stock have been adjusted, on a retroactive basis, to recognize the 310-for-one stock split. In addition, on April 9, 2014, we increased the number of shares authorized for issuance of common stock to 1.1 billion. The following table presents changes in the number of shares issued and outstanding.

Year ended December 31, (in shares)	2015	2014	2013
Common stock
Total issued, January 1,	480,136,039	479,767,470	412,600,700
New issuances
Employee benefits and compensation plans	2,654,657	368,569	—
Private placement (a)	—	—	67,166,770
Total issued, December 31,	482,790,696	480,136,039	479,767,470
Total treasury stock, December 31,	(810,585)	(41,148)	—
Total outstanding, December 31,	481,980,111	480,094,891	479,767,470

(a)	On November 20, 2013, Ally completed its private placement of its common stock for an aggregate price of $1.3 billion.
Preferred Stock
Series A Preferred Stock
Holders of the Series A Preferred Stock are entitled to receive, when, and if declared by Ally, noncumulative cash dividends. Beginning March 25, 2011, to but excluding May 15, 2016, dividends accrue at a fixed rate of 8.5% per annum. Beginning on May 15, 2016, dividends will accrue at a rate equal to three-month London interbank offer rate (LIBOR) plus 6.243%, commencing on August 15, 2016, in each case on the 15th day of February, May, August, and November. Dividends will be payable to holders of record at the close of business on the preceding February 1, May 1, August 1, or November 1, as the case may be, or on such other date, not more than seventy calendar days prior to the dividend payment date, as will be fixed by the Ally Board of Directors. In the event that dividends with respect to a dividend period have not been paid in full on the dividend payment date, we will be prohibited, subject to certain specified exceptions, from (i) redeeming, purchasing or otherwise acquiring, any stock that ranks on a parity basis with, or junior in interest to, the Series A Preferred Stock; (ii) paying any dividends or making any distributions with respect to any stock that ranks junior in interest to the Series A Preferred Stock, until such time as Ally has paid the dividends payable on shares of the Series A Preferred Stock with respect to a subsequent dividend period; and (iii) declaring or paying any dividend on any stock ranking on a parity basis with the Series A Preferred Stock, subject to certain exceptions.
The holders of the Series A Preferred Stock do not have voting rights other than those set forth in the certificate of designations for the Series A Preferred Stock included in Ally's Certificate of Incorporation. Ally may not redeem the Series A Preferred Stock before May 15, 2016, and after such time the Series A Preferred Stock may be redeemed in certain circumstances. In the event of any liquidation, dissolution or winding up of the affairs of Ally, holders of the Series A Preferred Stock will be entitled to receive the liquidation amount per share of Series A Preferred Stock and an amount equal to all declared, but unpaid dividends declared prior to the date of payment out of assets available for distribution, before any distribution is made for holders of stock that ranks junior in interest to the Series A Preferred Stock, subject to the rights of Ally's creditors.
On April 9, 2014, we decreased the number of shares authorized for issuance of Series A Preferred Stock to 40,870,560. On April 23, 2015, we announced a tender offer to purchase up to 13,000,000 shares of our outstanding Series A preferred stock for $26.65 per Series A share, which included an amount to cover accrued and unpaid dividends through the settlement date. The tender offer expired on May 20, 2015. On May 22, 2015, we repurchased 13,000,000 Series A Preferred Shares with an aggregate liquidation preference of $325 million for $347 million in cash. Upon repurchase of the tendered Series A Preferred shares on May 22, 2015, we derecognized the carrying value of $325 million and recognized the excess consideration paid of $22 million as an additional return to preferred shareholders. The remaining 27,870,560 Series A Preferred Shares following the repurchase were not impacted as a result of this transaction.
Series G Preferred Stock
On March 11, 2015, we issued a Notice of Partial Redemption to the holders of the outstanding Series G Preferred Stock to redeem, on a pro-rata basis, 1,288,300 shares at a redemption price of $1,000 per share plus $10.50 per share of accrued and unpaid dividends through the redemption date. On April 10, 2015, we redeemed 1,288,300 shares of our outstanding Series G Preferred Stock, with an aggregate liquidation preference of approximately $1,288 million for approximately $1,302 million in cash, which included $14 million in accrued and unpaid dividends. Upon redemption of the Series G Preferred shares, we derecognized the carrying value of $117 million and recognized the excess consideration paid of $1,171 million as an additional return to preferred shareholders. On November 12, 2015, we issued a Notice of Redemption to the holders of the remaining outstanding Series G Preferred Stock to redeem, on a pro-rata basis, 1,288,301 shares at a redemption price of $1,000 per share plus $5.64 per share of accrued and unpaid dividends through the redemption date. On December 14, 2015, we redeemed 1,288,301 shares of our outstanding Series G Preferred Stock, with an aggregate liquidation preference of approximately $1,288 million for approximately $1,295 million in cash, which included $7 million in accrued and unpaid dividends. Upon redemption of the Series G Preferred shares, we derecognized the carrying value of $117 million and recognized the excess consideration paid of $1,171 million as an additional return to preferred shareholders. Effective December 14, 2015, the Series G Preferred Stock was retired.
The following table summarizes information about our Series A and Series G preferred stock.

	December 31, 2015	December 31, 2014
Series A preferred stock (a)
Carrying value ($ in millions)	$696	$1,021
Par value (per share)	0.01	0.01
Liquidation preference (per share)	25	25
Number of shares authorized	40,870,560	40,870,560
Number of shares issued and outstanding	27,870,560	40,870,560
Dividend/coupon
Prior to May 15, 2016	8.5%	8.5%
On and after May 15, 2016	Three month LIBOR + 6.243%	Three month LIBOR + 6.243%
Series G preferred stock
Carrying value ($ in millions)	$—	$234
Par value (per share)	—	0.01
Liquidation preference (per share)	—	1,000
Number of shares authorized	—	2,576,601
Number of shares issued and outstanding	—	2,576,601
Dividend/coupon	—%	7%

(a)	Nonredeemable prior to May 15, 2016.